                          INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement is made as of the _day of March, 2000 by and between SkyAuction.com, Inc., a Delaware corporation (the "Company"), Michael N. Hering, Salvatore Esposito, Don Freno (collectively, the "Founders") and the investors listed on Schedule A attached hereto (each an "Investor," and collectively, the "Investors").

     WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement");

     WHEREAS, in order to induce the Series A Investors to invest funds in the Company pursuant to the Series A Agreement, the Investors and the Founders and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto further agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

     1.1 Definitions. For purposes of this Section 1:


        (a) The term " Act" means the Securities Act of 1933, as amended.

        (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Subsection 1.11 hereof.

        (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

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     (f) The term "Registrable Securities" means: (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock and (ii) the Common Stock held by the Founders, and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned.

     (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities.

     (h) The term "SEC" means the Securities and Exchange Commission.

     1.2 Piggyback Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders but not including any registration of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans, retirement plans or stock option or other employee benefit plans) any of its stock or other securities under the Act in connection with the public offering; of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock option plan, a registration of the initial public offering of the Common Stock of the Company ("IPO"), a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Subsection 2.5, the Company shall, subject to the provisions of Subsection 1.6, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.


1.3 Investors' Demand Registration.

     (a) At any time after the Company has successfully completed an IPO, the Holders of at least 33,333 Series A Preferred Stock (the "Requisite Shares") shall have the right to make up to three separate requests (except with respect to registrations pursuant to Form S-3, if available, as to which the Holders may make unlimited registration requests so long as such registrations include the offering to the public of securities with an aggregate value of no less than $500,000) that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by such Holders, each such request to specify the intended method or methods of disposition thereof (which, following the exercise of at least one demand hereunder, may include disposition in a Rule 415 Offering), provided that the Company shall not be required to effect more than one registration pursuant to this Subsection 1.3 in any 12- month period (or, as to S-3 registrations, more than two in any 12-month period). A request made by Holders of Requisite Shares shall not be counted for purposes of the request limitations set forth above if
(a) such Holders determine in their good faith judgment to withdraw the proposed registration of any Registrable Securities requested to be registration pursuant to this Subsection 1.3 due to marketing or regulatory reasons and such Holders have elected to bear all the expenses of such withdrawn registration, (b) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the SEC, (c) within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to such Holders' reasonable satisfaction within 30 days, (d) more than 50% of the Registrable Securities requested by all Holders participating in such registration to be included in the registration are not so included pursuant to Subsection 1.3(d) hereof; or (e) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by all Holders participating in such registration). Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all Holders and thereupon the Company will, subject to such Subsection 1.3(d), use its best efforts to effect the prompt registration under the Securities Act of:

     (i) the Registrable Securities which the Company has been so requested to register by such Holders, and


     (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company by such Holders within 20 days after the giving of such written notice by the Company to such Holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

     (b) Notwithstanding the foregoing, but subject to the rights of Holders of Registrable Securities under Subsection 1.2 hereof, if the Company shall at any time furnish to each seller of Registrable Securities a certificate signed by the President of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), or that as the result of the unavailability for a reason beyond the Company's control of its financial statements or the filing of such registration statement would, in the good faith judgment of the Board, be significantly disadvantageous to the Company, the Company may defer the filing of a registration statement to be filed pursuant to this Subsection 1.3 for up to 90 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible) provided that the Company shall not be permitted to defer the filing of registration statements pursuant to this clause (b ) more than once in any 180 day period.

     (c) The Company will pay registration expenses in connection with any registration requested under this Subsection 1.3 as described in Section 1.6 herein; provided that each seller of Registrable Securities shall pay all registration Expenses to the extent required to be paid by such seller under applicable law.

     (d) If a registration pursuant to this Subsection 1.3 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of the Investors, on a pro rata basis (based on the number of shares of Registrable Securities owned by such Person), second, the securities, if any, being sold by the Company and third, the securities, if any, being sold by any other stockholders of the Company on a pro rata basis (based on the number of shares of registrable securities owned by such other stockholders).

     (e) Subject to the provisions of Section 1.3(b) herein, after receipt of notice of a requested registration pursuant to this Subsection 1.3, the Company shall not initiate, without the consent of the requesting Investor(s), a registration of any of its securities for its own account until 90 days after such requested registration has been effected or such requested registration has been terminated.

     1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of ninety (90) days or until the distribution contemplated in the registration Statement has been completed; provided, however, that (i) such ninety (90) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15( d) of the 1934 Act in the registration statement.

     (b ) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting also shall enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (h) When appropriate, provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. .

     1.6 Expenses of Company Registration. The Company shall bear and pay all out-of-pocket expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section I for each Holder (which right may be assigned as provided in Subsection 1.11 ), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions and transfer taxes relating to Registrable Securities.

     1. 7 Underwriting Requirements. In connection with any offering under Subsection 1.2 involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders and any other selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by the selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

     1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities joint or several to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such

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loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

             (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Subsection
1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not, except to the extent of any actual prejudice caused thereby, relieve such indemnifying party of any liability to the indemnified party under this Subsection 1.9.

     (d) If the indemnification provided for in this Subsection 1.9 is held by

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a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative benefits (which shall be deemed to be in the same proportions as the proceeds of the offering received by each party, after deducting all expenses incurred) and fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allege untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             (f) The obligations of the Company and Holders under this Subsection 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section I, and otherwise.

     1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

             (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

             (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

             (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section I shall be deemed to have been assigned to, and shall inure to the benefit of, any transferee of Registrable Securities pursuant to a transfer of such securities permitted under the Stockholders' agreement dated as of the date hereof by and among certain parties to this Agreement.

     1.12 Market Stand-Off Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

             (a) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

             (b) such market stand-off time period shall not exceed one hundred eighty (180) days.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Subsection 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     1.13. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the first to occur of
(a) the fourth anniversary of the consummation of the Company's IPO or (b) the point in time at which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period.

     1.14 Prior Rights. No other Stockholder of the Company shall be granted demand or piggyback registration rights superior to those of the Holders without the prior written consent of the Holders of at least 70% of the Registrable Securities.

     2. Miscellaneous.

     2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabi1ities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

     2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or inteI1Jreting this Agreement.

     2.5 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by telex or facsimile transmission) and mailed or sent or delivered at the addresses specified below. All such notices and communications shall be given by hand, telex or facsimile transmission; provided that, in the event that telex and facsimile transmission facsimiles are not operational, such notices and communications may be given by mail, but the sender shall use reasonable efforts to continue facsimile transmission facilities shall become operational. All such notices and communications shall be effective when delivered by hand, or, in the case of mail, upon the earlier of receipt and continuation by telex or facsimile transmission as provided below, or, in the case of facsimile transmission, when sent as addressed as set forth herein and continuation of delivery is received, or, in the case of telex, when the telex is sent and the appropriate answer back is received. The address for each of the Investors is as set forth on the signature blocks below. The address for the Company is as follows.

Sky Auction.com, Inc.
501 Madison Avenue 141h Floor
New York, NY 10022
Telecopy No.: (212) 486-9751
Attention: Michael N. Hering

with copies to:

Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
Telecopy No.: (212) 969-2900
Attention: Jeffrey A. Horwitz, Esq.

Copies of all notices to Baring shall be delivered to:

Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, NY 10022
Telecopy No.: (212) 371-1084
Attention:     Arthur Lowenstein,o Esq.



     2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     2. 7 Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this

Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entitled or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF t the parties have executed this Agreement as of the date first above written

                             SKY AUCTION.COM. INC.


                             By: /s/ Michael N. Hering
                                ------------------------------
                                  Its:


                        Address:
                                ------------------------------

                                ------------------------------



                             INVESTORS:

                             BARING LATIN AMERICA PRIVATE EQUITY
                             FUND. L.P.


                             By: Baring Latin America Partners. LLC,
                                 its General Partner


                                        By:  /s/ Varel D. Freeman
                                           ------------------------------
                                           Varel D. Freeman, Managing Member


                                Address: 230 Park Avenue
                                         New York. New York 10169

                                Barlng Asia Private Equity Investment XIX Limit


                                        By: /s/ Connie Helyar
                                           ------------------------------
                                                Connie Helyar, Director

                                Address: P.O. Box 431
                                         1315 Victoria Road
                                         St. Peter Port
                                         Guemsey Channel Islands
                                         GYI 32D, United .Kingdom


                                   Name:
                                        ---------------------------------
                                Address:
                                        ---------------------------------

                                        ---------------------------------

                                        ---------------------------------

                                          /s/ Michael N. Hering
                                        ---------------------------------
                                   Name: Michael N. Hering
                                Address: c/o SkyAuction.com, Inc.
                                         501 Madison Avenue
                                         New York, NY 10022
                                    Fax: (212) 486-9751



                                          /s/ Salvatore Esposito Jr.
                                        ---------------------------------
                                   Name: Salvatore Esposito Jr.
                                Address: c/o SkyAuction.com, Inc.
                                         501 Madison Avenue
                                         New York, NY 10022
                                         Fax:(212) 486-9751



                                          /s/ Don Freno
                                        ---------------------------------
                                   Name: Don Freno
                                Address: c/o SkyAuction.com, Inc.
                                         501 Madison Avenue
                                         NewYork ,NY 10022
                                    Fax: (212) 486-9751

        Exhibit 2.9             Proprietary Information and Inventions Agreement

                                                               February   , 2000
                                                                        --


SkyAuction.com. Inc.
501 Madison Ave., 14th floor
New York, NY 10022


This letter is executed in connection with a contemplated business relationship {the "Business Relationship") between me and SkyAuction.com, Inc. (the
"Company") concerning              and the disclosure by the Company to me of
certain Confidential Information {as defined below).

I hereby represent to the Company that I am not prohibited or restricted from entering into the Business Relationship and being a consultant/contractor to the Company by any prior or exist1ng agreement or arrangement with a third party, or any judgment or decree arising therefrom.

As consideration for the Company disclosing to me the Confidential Information and negotiating the Business Relationship, I hereby agree as follows:

1. I shall not, at any time as of the date hereof and prior to during and after the termination of the Business Relationship and whether or not the Business Relationship shall materialize, reproduce or use for my own purposes or disclose to any other person, directly or indirectly, for any reason or purpose other than in furtherance of the Company's business and for the purposes such Confidential Information was disclosed to me, any Confidential Information, or any portion thereof, without the Company's express prior written consent. For the purposes of this letter, "Confidential information" shall mean all information that is confidential and proprietary to the Company, whether in written form or otherwise, including, among other things, the Intellectual Property: information relating to the Company's business policies, methods and practices; information concerning the Company's development. ownership and use of computer programs; the names of, and terms of dealing with, past, present and prospective customers or vendors; financial information, budgets, projections, product plans and pricing; sales records, forms. and call records; information contained in the Company's database; information regarding the Company's marketing, promotional and sales programs: information relating to the Company's other business strategies and techniques: personnel information, including organizational structure, salary and qualifications of employees; information regarding proposed products or other business plans; and any and all other data and information that the Company treats as or otherwise considers confidential or proprietary.

2. At any time as of the date hereof and prior to, during and after the termination of the Business Relationship and whether or not the Business Relationship shall materialize, I will not remove from the Company's premises any documents, records, files. notebooks. reports, video or audio recordings. computer printouts, programs or software, price lists. microfilm, drawings, customer lists. or other such documents containing Confidential Information. including copies thereof, whether prepared by me or by others. except as my duty shall require, and in such cases. will promptly return such items to the Company. I shall promptly return to the Company all such items. including summaries or copies, then in my possession, at any time upon the Company's request and in any event immediately upon termination of my employment with the Company.

3. In the event that during or as a result of the Business Relationship I shall develop, discover or otherwise acquire any rights to any Intellectual Property) (as defined below), to sell, transfer, and assign to the Company any and all of my present and future right, title, and interest in and to any and all Intellectual Property, whether developed prior to. during or subsequent to the termination of the Business Relationship, during working hours or otherwise, which (i) relates to the business, operations or affairs of the Company: or (ii) is based upon or developed with any materials or facilities or information belonging to the Company, and that any such Intellectual Property shall be the sole and exclusive property of the Company. I further agree that any and all such Intellectual Property eligible under copyright laws is or shall be "work made for hire." I will promptly disclose to the Company any such Intellectual Property that I may develop or discover in the future and, at the request of and without charge to the Company, I will do all things deemed by the Company to be necessary to perfect title to such Intellectual Property in the Company and to assist it in obtaining for the Company such patents, copyrights or other protection as may be provided under law and desired by the Company, including but not limited to executing and signing any and all relevant applications, assignments, or other instruments. For the purposes of this letter the term "Intellectual Property" shall mean any and all patents or patentable materials, copyrights or copyrightable materials, trade-secrets, trade marks, trade dress, trade styles, know how, innovations, creations, designs, business plans, inventions, ideas, disclosures, improvements, source and object code, documentation, specifications and any derivative works based thereon, In each case, whether or not registered and whether or not registerable.

     I recognize that any Intellectual Property described in the preceding paragraph that is developed or discovered by me within six months of the termination of the Business Relationship is likely to have been developed or discovered in the course of the Business Relationship, Accordingly, I agree that any and all such Intellectual Property shall be presumed to have been developed or discovered In the course of the Business Relationship with the Company unless and until I establish the contrary by clear and convincing evidence.

                                        Very truly yours,



                                        ---------------------------

                       Exhibit 2.14 Financial Statements

SKYAUCTION.COM, INC.                                                    PAGE: 1
TRIAL BALANCE AS OF FEB 24, 2000 20:33:52
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1100100  - CASH - SKY ACCT -STERLING            -93333.58       BEG:       0.00
                                                                END:  -93333.58

--------------------------------------------------------------------------------

1100308  - CASH - PAYROLL A/C - SKYAUC             315.02       BEG:       0.00
                                                                END:     315.02

--------------------------------------------------------------------------------

1100618  - CASH - CHASE ACCOUNT - SKY              300.00       BEG:       0.00
                                                                END:     300.00

--------------------------------------------------------------------------------

1100618  - CASH - CHASE - VISTA - SKY          1405251.87       BEG:       0.00
                                                                END: 1405251.87

--------------------------------------------------------------------------------

1100908  - TRANSFER ACCOUNT - SKY                    0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1102608  - ACCOUNTS RECEIVABLE: SKY              29932.15       BEG:       0.00
                                                                END:   29932.15

--------------------------------------------------------------------------------

1102708  - DEPOSITS RECEIVABLE: SKY              13834.29       BEG:       0.00
                                                                END:   13834.29

--------------------------------------------------------------------------------

1102718  - LAND ON HAND - RCI REGULAR           133838.00       BEG:       0.00
                                                                END:  133838.00

--------------------------------------------------------------------------------

1102728  - LAND ON HAND - RCI LUXURY            100000.00       BEG:       0.00
                                                                END:  100000.00

--------------------------------------------------------------------------------

1103008  - BAD DEBT: SKY                             0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1104008  - COMMISSIONS RECIEVABLE: SKY               0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1104208  - ACCOUNTS RECIEVABLE: SKYAUC            9274.31       BEG:       0.00
                                                                END:    9274.31

--------------------------------------------------------------------------------

1106008  - LOANS AND EXCHANGES: SKY               1901.68       BEG:       0.00
                                                                END:    1901.68

--------------------------------------------------------------------------------

11075081 - PREPAID TICKETS: SKY-JAN                  0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075082 - PREPAID TICKETS: SKY-FEB                  0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075083 - PREPAID TICKETS: SKY-MAR                  0.00       BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075084 - PREPAID TICKETS: SKY-APR                  0.00       BEG:       0.00
                                                                END:       0.00

SKYAUCTION.COM, INC.                                                    PAGE: 2
TRIAL BALANCE AS OF FEB 24, 2000 20:34:44
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

11075085 - PREPAID TICKETS: SKY-MAY                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075086 - PREPAID TICKETS: SKY-JUN                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075087 - PREPAID TICKETS: SKY-JUL                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075088 - PREPAID TICKETS: SKY-AUG                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

11075089 - PREPAID TICKETS: SKY-SEP                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1107508A - PREPAID TICKETS: SKY-OCT                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1107508B - PREPAID TICKETS: SKY-NOV                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1107508C - PREPAID TICKETS: SKY-DEC                 0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1107508F - PREPAID TICKETS: SKY-FUT            -61642.84        BEG:       0.00
                                                                END:  -61642.84

--------------------------------------------------------------------------------

1107808  - PREPAID EXPENSES: SKYAUC             11496.05        BEG:       0.00
                                                                END:   11496.05

--------------------------------------------------------------------------------

1110008  - CREDIT CARD SALES - ARC: SKY             0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1121008  - DEFERRED BARTER COSTS: SKYAU         12462.43        BEG:       0.00
                                                                END:   12462.43

--------------------------------------------------------------------------------

1217208  - FURNISHINGS: SKY                     12432.51        BEG:       0.00
                                                                END:   12432.51

--------------------------------------------------------------------------------

1217308  - ACCUM DEPRECIATION-FURN: SKY          -686.00        BEG:       0.00
                                                                END:    -686.00

--------------------------------------------------------------------------------

1217408  - COMPUTERS: SKY                       28770.64        BEG:       0.00
                                                                END:   28770.64

--------------------------------------------------------------------------------

1217508  - ACCUM DEPRECIATION-COMP: SKY         -2537.00        BEG:       0.00
                                                                END:   -2537.00

--------------------------------------------------------------------------------

SKYAUCTION.COM, INC.                                                    PAGE: 3
TRIAL BALANCE AS OF FEB 24, 2000 20:35:20
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------

1217608  - SOFTWARE: SKYAUC                    202252.50        BEG:       0.00
                                                                END:  202252.50

--------------------------------------------------------------------------------

1217708  - ACCUM DEPRECIATION-SOFTWR: S        -13677.00        BEG:       0.00
                                                                END:  -13677.00

--------------------------------------------------------------------------------

1218608  - LEASEHOLD IMPROVEMENTS: SKYA             0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1319308  - INVESTMENT: SKYAUC                       0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

1319408  - INVESTMENT: SKY                          0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201081 - DEPOSITS PAYABLE: SKY -JAN               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201082 - DEPOSITS PAYABLE: SKY -FEB               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201083 - DEPOSITS PAYABLE: SKY -MAR               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201084 - DEPOSITS PAYABLE: SKY -APR               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201085 - DEPOSITS PAYABLE: SKY -MAY               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201086 - DEPOSITS PAYABLE: SKY -JUN               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201087 - DEPOSITS PAYABLE: SKY -JUL               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201088 - DEPOSITS PAYABLE: SKY -AUG               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

24201089 - DEPOSITS PAYABLE: SKY -SEP               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2420108A - DEPOSITS PAYABLE: SKY -OCT               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2420108B - DEPOSITS PAYABLE: SKY -NOV               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2420108C - DEPOSITS PAYABLE: SKY -DEC               0.00        BEG:       0.00
                                                                END:       0.00

SKYAUCTION.COM, INC.                                                    PAGE: 4
TRIAL BALANCE AS OF FEB 24, 2000 20:35:39
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2420108F - DEPOSITS PAYABLE: SKY -FUT         -428447.90        BEG:       0.00
                                                                END: -428447.90

--------------------------------------------------------------------------------

2420118  - DEPOSITS PAY ADJUSTMENT: SKY             0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2421008  - AIR PAYABLE: SKY                         0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2422008  - ACCOUNTS PAYABLE: SKY             -1133860.90        BEG:       0.00
                                                                END:-1133860.90

--------------------------------------------------------------------------------

2423008  - ACCRUED EXPENSES PAYABLE: SK       -333898.00        BEG:       0.00
                                                                END: -333898.00

--------------------------------------------------------------------------------

2424008  - FEDERAL WH TAX PAYABLE: SKY              0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2424108  - FICA PAYABLE: SKY                        0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2424208  - STATE WH TAX PAYABLE: SKY                0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2424308  - NYC WH TAX PAYABLE: SKY                  0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2424508  - UNEMPLOYMENT PAYABLE: SKY                0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2424608  - FED UNEMPLOYMENT PAYABLE: SK             0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2425008  - STATE CORP TAX PAYABLE: SKY              0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2425108  - NY CITY CORP TAX PAYABLE: SK             0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

2431008  - DEFERRED BARTER INCOME: SK               0.00        BEG:       0.00
                                                                END:       0.00

--------------------------------------------------------------------------------

3630008  - PAID IN CAPITAL: SKY              -1500000.00        BEG:       0.00
                                                                END:-1500000.00

--------------------------------------------------------------------------------

3630108  - CAPITAL STOCK- SKY                    -300.00        BEG:       0.00
                                                                END:    -300.00

--------------------------------------------------------------------------------

3732008  - RETAINED EARNINGS - PRIOR: S             0.00        BEG:       0.00
                                                                END:       0.00

SKYAUCTION.COM, INC.                                                    PAGE: 5
TRIAL BALANCE AS OF FEB 24, 2000 20:36:03
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------

4840108  - SALES: SKY                         -6813478.64       BEG:        0.00
                                                                END: -6813478.58

--------------------------------------------------------------------------------

4842008  - SALES REFUNDS - PRIOR PER: SKY            0.00       BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

4842508  - SALES REFUNDS: SKY                     2870.93       BEG:        0.00
                                                                END:     2870.93

--------------------------------------------------------------------------------

4846008  - ADVERTISING INCOME: SKYAUC            -9274.31       BEG:        0.00
                                                                END:    -9274.31

--------------------------------------------------------------------------------

4895108  - INTEREST INCOME                       -5251.87       BEG:        0.00
                                                                END:    -5251.87

--------------------------------------------------------------------------------

5845008  - AIR COSTS: SKY                      4713462.71       BEG:        0.00
                                                                END:  4713462.71

--------------------------------------------------------------------------------

5864908  - AIR - OTHER: SKY                          0.00       BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

5865008  - AIR - PRIOR PERIOD: SKY                   0.00       BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

5866008  - AIR - ADJUSTMENTS: SKY                   0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

6867508  - LAND: SKY                          1070901.20        BEG:        0.00
                                                                END:  1070901.20

--------------------------------------------------------------------------------

6869008  - COMMISSION INCOME: SKY               -3858.60        BEG:        0.00
                                                                END:    -3858.60

--------------------------------------------------------------------------------

7860108  - NET PAYROLL: SKYAUCTION                  0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

7870108  - EXECUTIVE SALARIES: SKY             271175.00        BEG:        0.00
                                                                END:   271175.00

--------------------------------------------------------------------------------

7870508  - OFFICE SALARIES: SKY                 72939.00        BEG:        0.00
                                                                END:    72939.00

--------------------------------------------------------------------------------

7871008  - SALES SALARIES: SKY                 419232.50        BEG:        0.00
                                                                END:   419232.50

--------------------------------------------------------------------------------

7871208  - FULLFILLMENT FEE: SKYAUC            251425.00        BEG:        0.00
                                                                END:   251425.00

--------------------------------------------------------------------------------

SKYAUCTION.COM, INC.                                                    PAGE: 6
TRIAL BALANCE AS OF FEB 24, 2000 20:36:09
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------

7871308  - MANAGEMENT FEES: SKY                      0.00       BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

7871508  - COMMISSION EXPENSE: SKY               16043.00       BEG:        0.00
                                                                END:    16043.00

--------------------------------------------------------------------------------

7871608  - CREDIT CARD FEE EXP: SKY             199959.05       BEG:        0.00
                                                                END:   199959.05

--------------------------------------------------------------------------------

7875008  - RENT & UTIL: SKY                      93903.00       BEG:        0.00
                                                                END:    93903.00

--------------------------------------------------------------------------------

7875208  - RENT - HARDWARE STORAGE: SKY          19570.00       BEG:        0.00
                                                                END:    19570.00

--------------------------------------------------------------------------------

7875508  - TELEPHONE: SKY                         7663.96       BEG:        0.00
                                                                END:     7663.96

--------------------------------------------------------------------------------

7875608  - COMPUTER CONSULTING & SUPP:S         309636.07       BEG:        0.00
                                                                END:   309636.07

--------------------------------------------------------------------------------

7876008  - ENTERTAINMENT: SKYAUC                  2247.94       BEG:        0.00
                                                                END:     2247.94

--------------------------------------------------------------------------------

7876308  - FAM TRIPS & TRAVEL: SKY                8212.67       BEG:        0.00
                                                                END:     8212.67

--------------------------------------------------------------------------------

7876508  - POSTAGE & SHIPPING SKY               63729.79        BEG:        0.00
                                                                END:    63729.79

--------------------------------------------------------------------------------

7877008  - OFFICE SUPPLIES & EXP: SKY           18205.85        BEG:        0.00
                                                                END:    18205.85

--------------------------------------------------------------------------------

7877508  - PRINTING & STATIONERY: SKY            2443.69        BEG:        0.00
                                                                END:     2443.69

--------------------------------------------------------------------------------

7878008  - ADVERTISING - GENERAL: SKY          452680.64        BEG:        0.00
                                                                END:   452680.64

--------------------------------------------------------------------------------

7878508  - ADVERTISING - BROCHURE: SKY              0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

7878808  - PUBLIC RELATIONS: SKY                68269.47        BEG:        0.00
                                                                END:    68269.47

--------------------------------------------------------------------------------

7879008  - PROFESSIONAL FEES: SKY              246035.44        BEG:        0.00
                                                                END:   246035.44

--------------------------------------------------------------------------------

8880008  - WORKMENS COMP: SKYAUC                 3795.00        BEG:        0.00
                                                                END:     3795.00

--------------------------------------------------------------------------------

SKYAUCTION.COM, INC.                                                    PAGE: 7
TRIAL BALANCE AS OF FEB 24, 2000 20:36:25
COMPANY CODE: 4  FOR PERIOD 01/01/99 TO 12/31/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8881008  - EMPLOYEE WELFARE: SKYAUC              38209.20       BEG:        0.00
                                                                END:    38209.20

--------------------------------------------------------------------------------

8882208  - FICA EXPENSE: SKY                     23499.46       BEG:        0.00
                                                                END:    23499.46

--------------------------------------------------------------------------------

8882708  - UNEMPLOYMENT EXPENSE: SKY              8486.04       BEG:        0.00
                                                                END:     8486.04

--------------------------------------------------------------------------------

8882908  - PAYROLL RELATED COSTS: SKYAU          26097.00       BEG:        0.00
                                                                END:    26097.00

--------------------------------------------------------------------------------

8883708  - DISABILITY EXPENSE: SKY                 -45.76       BEG:        0.00
                                                                END:      -45.76

--------------------------------------------------------------------------------

9890108  - BANK CHARGES: SKY                      1259.91       BEG:        0.00
                                                                END:     1259.91

--------------------------------------------------------------------------------

9890508  - AUTO EXPENSE: SKYAUC                   8792.36       BEG:        0.00
                                                                END:     8792.36

--------------------------------------------------------------------------------

9891008  - GENERAL INSURANCE: SKYAUC               347.68       BEG:        0.00
                                                                END:      347.68

--------------------------------------------------------------------------------

9891508  - DUES & SUBSCRIPTIONS: SKY                 0.00       BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

9894108  - DEPRECIATION EXPENSE: SKYAU          16900.00        BEG:        0.00
                                                                END:    16900.00

--------------------------------------------------------------------------------

9894908  - MISC. EXPENSE: SKY                     238.39        BEG:        0.00
                                                                END:      238.39

--------------------------------------------------------------------------------

9895308  - MISC. INTEREST EXPENSE: SKY              0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

9895408  - MISC. INCOME: SKY                       -0.80        BEG:        0.00
                                                                END:       -0.80

--------------------------------------------------------------------------------
9996108  - STATE CORP. TAX: SKY                     0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

9996208  - NYC GEN. CORP. TAX: SKY                  0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

9996308  - ANNUAL FEE: SKYAUC                       0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------

9999999  - VOIDED CHECKS: SKY                       0.00        BEG:        0.00
                                                                END:        0.00

--------------------------------------------------------------------------------